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                                                                  Exhibit 23(ii)
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the reference of our firm under the caption "Experts" in the Ocean West Holding Corporation registration statement on Form S-1.



Zanesville, Ohio                    Norman Jones Enlow & Co.
January 18, 2000                  Certified Public Accountants

                                    By:   /s/ Gerald L. Tucker
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                                    Title: Partner
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